UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska                 68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 9/30

Date of reporting period:    3/31/14

Item 1.  Reports to Stockholders.

Semi-Annual Report

March 31, 2014

Investor Information: 1-855-525-2151

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Covered Bridge Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Fellow Shareholders:

We are pleased to present you with the Covered Bridge Fund Semi-Annual Report. For the six months ended March 31, 2014 the Covered Bridge Fund was up 8.58% in comparison to the S&P 500 which was up 11.60% over the same period.  More importantly the daily price volatility of the fund for the first six months was .67, thus, we were able to capture approximately 74% of the S&P 500’s return with 67% of the volatility. This performance is in line to slightly better than our expectations of how the fund should perform in an up market*.  It is important to remember that due to the covered calls in the fund (which provide option premium income to the fund), the fund will tend to underperform a stock only portfolio in a rising market.

In the fourth quarter of 2013, the market’s advance was quite broad.  We believe our performance in this quarter was driven by good stock selection and by positioning our covered call strategy with calls that were slightly out of the money.  This allowed for greater upside in individual stock positions during the quarter.  As we moved into 2014, the market showed increased volatility which allowed for higher call premium income.  Our stock selection was mixed in first quarter of 2014, and the fund was hurt by not owning some of the high growth/momentum stocks that performed well.  During the first quarter, we positioned our call writing strategy with calls that were closer to the money.  This limited the upside of the fund but also increased the income.

Over the six months  ended March 31, 2014, stock selection played an integral part in achieving attractive returns. Names such as Lorillard Inc (2.25%), Microchip Technology (0.25%), and BB&T (0.94%) offered an impressive price return over this period. These stocks outperformed their respective sectors as well as the overall market while achieving above average dividend yields.

Inevitably, there were stocks that did not perform according to our expectations over this period. Coach Inc (0.00%), for example, was a former industry leader in luxury apparel, however they have suffered at the hands of new entrants into the market, as a result their competitive advantage has diminished. We have since liquidated this position from the portfolio. Freeport-McMoran Copper (2.06%) and BHP Billiton (2.25%) have also lagged the market due in part to the sluggish global economy. Much of their business is dependent on the global market and we see potential price appreciation as foreign economies continue to improve.

The Covered Bridge Fund also found success in overweighting the Industrial and Utilities sectors. These sectors outperformed the market during this period and the fund was able to participate in the appreciation to a greater degree by maintaining our investments in the underlying companies.

After a strong 4th quarter in 2013, and a mixed first quarter of 2014, we expect the equity market to continue to be more volatile and produce more modest returns as we move through the year.

We believe this would be a good environment for the Covered Bridge Fund because an increase in volatility will potentially lead to higher option prices and, in turn, should produce a solid income stream generated from call premiums.  We will likely keep our option strike prices closer to current equity prices in this environment with our focus being on seeking protection and income generation.

We will continue to focus our stock selection on above average dividend paying securities to meet our goal of producing income through dividends and option premiums.  We do expect some of the high momentum names in the S&P 500 may have a valuation correction at some point this year and this should also be favorable to the fund’s performance.

Thank you for being a Covered Bridge Fund shareholder.

Sincerely,

John Schonberg & Michael Dashner

*Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The Covered Bridge Fund made a small ($.0181 A share, $.0274 I share) distribution of dividend income during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common prices. An investment cannot be made directly in an index.

Important Definitions: The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Volatility: A statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security. Covered Call: An options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium. Out of the money: A call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset. An out of the money option has no intrinsic value, but only possesses extrinsic or time value. As a result, the value of an out of the money option erodes quickly with time as it gets closer to expiry. If it still out of the money at expiry, the option will expire worthless. Call Premium: The dollar amount over the par value of a callable fixed-income debt security that is given to holders when the security is called by the issuer. Dividend yield: A financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock. Strike price: The price at which a specific derivative contract can be exercised. Strike prices is mostly used to describe stock and index options, in which strike prices are fixed in the contract. For call options, the strike price is where the security can be bought (up to the expiration date), while for put options the strike price is the price at which shares can be sold.

5047-NLD-05/08/2014

The Covered Bridge Fund

Portfolio Review (Unaudited)

Since Inception Through March 31, 2014*

The Fund’s performance figures* for the period ending March 31, 2014, compared to its benchmark:

Since Inception*
The Covered Bridge Fund
Class A without load	8.58%
Class A with load	2.92%
Class I	8.78%
S&P 500 Total Return Index **	11.61%

________________

* The Fund’s inception date was October 1, 2013.

**The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2015, to ensure that the net annual fund operating expenses will not exceed 1.90% and 2.65%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus dated August 19, 2013, including underlying funds, are 2.53% for Class A and 2.28% for Class I. Class A shares are subject to a maximum sales charge imposed on purchases of 5.25%. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-855-525-2151.

Portfolio Composition as of March 31, 2014 (Unaudited)

Breakdown by Sector (Unaudited)		Breakdown by Country (Unaudited)
	Percent of Net Assets		Percent of Net Assets
Common Stock	98.8%	Common Stock	98.8%
Consumer, Non-cyclical	23.6%	United States	89.6%
Technology	13.5%	Switzerland	3.1%
Energy	12.1%	Australia	2.3%
Industrial	11.5%	Britain	1.7%
Financial	10.4%	Canada	1.7%
Communications	8.3%	Sweden	0.4%
Consumer, Cyclical	7.7%	Short-term Investments	5.2%
Basic Materials	7.3%	Call Options Written	(1.2)%
Utilities	4.4%	Other Assets Less Liabilities	(2.8)%
Short-term Investments	5.2%	Net Assets	100.0%
Call Options Written	(1.2)%
Other Assets Less Liabilities	(2.8)%
Net Assets	100.0%

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2014
Shares		Value

	COMMON STOCK - 98.8% ^
	AEROSPACE/DEFENSE - 2.7%
3,200	Boeing Co.	$ 401,568
1,200	Raytheon Co.	118,548
		520,116
	AGRICULTURE - 3.3%
8,000	Lorillard, Inc.	432,640
2,500	Philip Morris International, Inc.	204,675
		637,315
	AUTO PARTS & EQUIPMENT - 0.4%
800	Autoliv, Inc.	80,280

	BANKS - 3.6%
4,500	BB&T Corp.	180,765
2,000	JPMorgan Chase & Co.	121,420
3,000	US Bancorp	128,580
5,200	Wells Fargo & Co.	258,648
		689,413
	BEVERAGES - 2.9%
8,000	Coca-Cola Co.	309,280
3,000	PepsiCo Inc.	250,500
		559,780
	CHEMICALS - 2.9%
3,600	EI du Pont de Nemours & Co.	241,560
9,000	Potash Corp. of Saskatchewan, Inc.	325,980
		567,540
	COMMERCIAL SERVICES - 1.4%
10,000	Iron Mountain, Inc.	275,700

	COMPUTERS - 8.3%
2,200	Apple, Inc.	1,180,828
2,200	International Business Machines Corp.	423,478
		1,604,306
	COSMETICS/PERSONAL CARE - 2.1%
5,000	Procter & Gamble Co.	403,000

	DIVERSIFIED FINANCIAL SERVICES- 2.0%
1,200	BlackRock, Inc. - Cl. A	377,376

	ELECTRIC - 4.4%
5,000	Duke Energy Corp.	356,100
9,000	Exelon Corp.	302,040
2,000	NextEra Energy, Inc.	191,240
		849,380
	ELECTRONICS - 1.2%
2,400	Honeywell Internationa,l Inc.	222,624

	ENGINEERING & CONSTRUCTION - 1.1%
8,200	ABB Ltd.	211,478

	ENVIRONMENTAL CONTROL - 1.7%
8,000	Waste Managemen,t Inc.	336,560

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2014
Shares		Value

	FOOD - 5.2%
1,700	ConAgra Foods, Inc.	$ 52,751
3,200	Kraft Foods Group, Inc.	179,520
9,000	Mondelez International, Inc. - Cl. A	310,950
8,000	Sysco Corp.	289,040
3,400	Whole Foods Market, Inc.	172,414
		1,004,675
	INSURANCE - 4.1%
6,000	Aflac, Inc.	378,240
5,000	Travelers Co., Inc.	425,500
		803,740
	LEISURE TIME - 1.0%
5,000	Carnival Corp.	189,300

	MACHINERY-CONSTRUCTION & MINING - 1.8%
3,600	Caterpillar, Inc.	357,732

	MEDIA - 1.0%
11,000	Cablevision Systems Corp.	185,570

	MINING - 4.3%
6,400	BHP Billiton Ltd. - ADR	433,728
12,000	Freeport-McMoRan Copper & Gold, Inc.	396,840
		830,568
	MISCELLANEOUS MANUFACTURING - 2.9%
20,000	General Electric Co.	517,800
1,500	Leggett & Platt, Inc.	48,960
		566,760
	OIL & GAS - 11.3%
7,000	BP PLC - ADR	336,700
2,200	Chevron Corp.	261,602
6,000	ConocoPhillips	422,100
5,000	Exxon Mobil Corp.	488,400
3,000	Occidental Petroleum Corp.	285,870
9,400	Transocean Ltd.	388,596
		2,183,268
	PHARMACEUTICALS - 8.7%
9,000	Abbott Laboratories	346,590
3,600	AbbVie, Inc.	185,040
8,000	Bristol-Myers Squibb Co.	415,600
3,000	Johnson & Johnson	294,690
3,200	Merck & Co., Inc.	181,664
8,000	Pfizer Inc.	256,960
		1,680,544
	PIPELINES - 0.8%
4,400	Spectra Energy Corp.	162,536

	REITS - 0.8%
5,000	Weyerhaeuser Co.	146,750

	RETAIL - 5.7%
6,000	Home Depot, Inc.	474,780
3,200	McDonald's Corp.	313,696
5,000	Nordstrom, Inc.	312,250
		1,100,726

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2014
Shares		Value

	SEMICONDUCTORS - 2.4%
16,000	Intel Corp.	$ 412,960
1,000	Microchip Technology, Inc.	47,760
		460,720
	SOFTWARE - 2.8%
9,000	Microsoft Corp.	368,910
4,000	Paychex, Inc.	170,400
		539,310
	TELECOMMUNICATIONS - 7.4%
12,000	AT&T, Inc.	420,840
16,000	Cisco Systems, Inc.	358,560
9,000	Verizon Communications, Inc.	428,130
26,000	Windstream Holdings, Inc.	214,240
		1,421,770
	TOYS/GAMES/HOBBIES - 0.6%
2,000	Hasbro, Inc.	111,240

	TOTAL COMMON STOCK	19,080,077
	(Cost - $19,053,622)

	SHORT-TERM INVESTMENT - 5.2%
	MONEY MARKET FUND - 5.2%
1,008,434	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.00% +	1,008,434
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $1,008,434)

	TOTAL INVESTMENTS - 104.0% (Cost - $20,062,056) (a)	$ 20,088,511
	CALL OPTIONS WRITTEN - (1.2) %	(226,572)
	OTHER LIABILITIES LESS ASSETS - (2.8) %	(550,668)
	NET ASSETS - 100.0%	$ 19,311,271

Contracts **
	SCHEDULE OF CALL OPTIONS WRITTEN - (1.2) %
41	ABB Ltd.	3,895
	Expiration April 2014, Exercise Price $25.00
45	Abbott Labs	1,755
	Expiration April 2014, Exercise Price $39.00
18	AbbVie, Inc.	792
	Expiration April 2014, Exercise Price $52.50
30	Aflac, Inc.	3,300
	Expiration April 2014, Exercise Price $62.50
11	Apple, Inc.	7,205
	Expiration April 2014, Exercise Price $540.00
60	AT&T, Inc.	6,420
	Expiration April 2014, Exercise Price $34.00
4	Autoliv, Inc.	812
	Expiration April 2014, Exercise Price $100.00
22	Bb&t Corp.	682
	Expiration April 2014, Exercise Price $41.00
10	BHP Billiton LTD - ADR	3,110
	Expiration April 2014, Exercise Price $65.00
18	BHP Billiton LTD - ADR	2,430
	Expiration April 2014, Exercise Price $67.50

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2014
Contracts **		Value

	SCHEDULE OF CALL OPTIONS WRITTEN - (1.2) % (Continued)
6	Blackrock, Inc.	$ 5,652
	Expiration April 2014, Exercise Price $310.00
16	Boeing Co.	3,888
	Expiration April 2014, Exercise Price $125.00
10	BP PLC	730
	Expiration April 2014, Exercise Price $48.00
25	BP Plc- ADR	3,425
	Expiration April 2014, Exercise Price $47.00
40	Bristol-Myers Squibb Co.	3,040
	Expiration April 2014, Exercise Price $52.50
80	Cablevision Systems Corp.	2,400
	Expiration April 2014, Exercise Price $17.00
25	Carnival Corp.	1,500
	Expiration April 2014, Exercise Price $38.00
18	Caterpillar, Inc.	4,500
	Expiration April 2014, Exercise Price $97.50
11	ChevronTexaco Corp.	4,565
	Expiration April 2014, Exercise Price $115.00
80	Cisco Systems, Inc.	3,840
	Expiration April 2014, Exercise Price $22.00
40	Coca-Cola Co.	1,240
	Expiration April 2014, Exercise Price $39.00
17	Conagra Foods, Inc.	1,887
	Expiration April 2014, Exercise Price $30.00
30	ConocoPhillips	8,730
	Expiration April 2014, Exercise Price $67.50
18	Du Pont (EI) De Nemours & Co.	1,674
	Expiration April 2014, Exercise Price $67.50
25	Duke Energy Corp.	3,825
	Expiration April 2014, Exercise Price $70.00
45	Exelon Corp.	4,050
	Expiration April 2014, Exercise Price $33.00
25	Exxon Mobil	7,700
	Expiration April 2014, Exercise Price $95.00
60	Freeport-McMoran Copper & Gold	4,200
	Expiration April 2014, Exercise Price $33.00
100	General Electric Co.	10,700
	Expiration April 2014, Exercise Price $25.00
10	Hasbro, Inc.	1,350
	Expiration April 2014, Exercise Price $55.00
30	Home Depot, Inc.	1,860
	Expiration April 2014, Exercise Price $80.00
12	Honeywell International, Inc.	804
	Expiration April 2014, Exercise Price $95.00
8	IBM Corp.	4,608
	Expiration April 2014, Exercise Price $190.00
3	IBM Corp.	915
	Expiration April 2014, Exercise Price $195.00
10	Intel Corp.	440
	Expiration April 2014, Exercise Price $26.00
70	Intel Corp.	7,490
	Expiration April 2014, Exercise Price $25.00

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2014
Contracts **		Value

	SCHEDULE OF CALL OPTIONS WRITTEN - (1.2) % (Continued)
80	Iron Mountain, Inc.	$ 4,960
	Expiration April 2014, Exercise Price $30.00
10	J.P. Morgan Chase & Co.	1,300
	Expiration April 2014, Exercise Price $60.00
15	Johnson & Johnson	5,475
	Expiration April 2014, Exercise Price $95.00
16	Kraft Foods Group, Inc.	1,920
	Expiration April 2014, Exercise Price $55.00
40	Lorillard, Inc.	9,240
	Expiration April 2014, Exercise Price $52.50
16	McDonalds Corp.	2,064
	Expiration April 2014, Exercise Price $97.50
16	Merck & Co., Inc.	3,456
	Expiration April 2014, Exercise Price $55.00
10	Microchip Technology, Inc.	250
	Expiration April 2014, Exercise Price $49.00
45	Microsoft Corp.	6,120
	Expiration April 2014, Exercise Price $40.00
30	Mondelez International	2,490
	Expiration April 2014, Exercise Price $34.00
15	Mondelez International	435
	Expiration April 2014, Exercise Price $35.00
10	Nextera Energy	1,670
	Expiration April 2014, Exercise Price $95.00
25	Nordstrom, Inc.	2,425
	Expiration April 2014, Exercise Price $62.50
15	Occidental Petroleum Corp.	2,325
	Expiration April 2014, Exercise Price $95.00
20	Paychex, Inc.	840
	Expiration April 2014, Exercise Price $43.00
15	Pepsico, Inc.	2,475
	Expiration April 2014, Exercise Price $82.50
40	Pfizer, Inc.	2,920
	Expiration April 2014, Exercise Price $32.00
13	Philip Morris International	3,055
	Expiration April 2014, Exercise Price $80.00
45	Potash Corp. Saskatchewan, Inc.	9,855
	Expiration April 2014, Exercise Price $34.00
25	Procter & Gamble Co.	3,000
	Expiration April 2014, Exercise Price $80.00
12	Raytheon Co.	2,928
	Expiration April 2014, Exercise Price $97.50
22	Spectra Energy Corp.	990
	Expiration April 2014, Exercise Price $37.00
40	Sysco Corp.	1,400
	Expiration April 2014, Exercise Price $36.00
25	The Travelers Companies, Inc.	2,350
	Expiration April 2014, Exercise Price $85.00
30	Transocean Ltd.	4,920
	Expiration April 2014, Exercise Price $40.00
15	U.S. Bancorp	840
	Expiration April 2014, Exercise Price $43.00

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2014
Contracts **		Value

	SCHEDULE OF CALL OPTIONS WRITTEN - (1.2) % (Continued)
45	Verizon Communications, Inc.	$ 3,375
	Expiration April 2014, Exercise Price $47.00
40	Waste Management, Inc.	4,360
	Expiration April 2014, Exercise Price $41.00
26	Wells Fargo	7,410
	Expiration April 2014, Exercise Price $47.00
25	Weyerhaeuser Co.	1,500
	Expiration April 2014, Exercise Price $29.00
130	Windstream Corp.	4,810
	Expiration May 2014, Exercise Price $8.00
	TOTAL CALL OPTIONS WRITTEN	226,572
	(Proceeds - $153,313)

ADR - American Depositary Receipt
REITS - Real Estate Investment Trusts
+ Variable rate security - interest rate is as of March 31, 2014.
^ Each security is subject to written call options.
** Each call option contract allows the holder of the option to purchase 100 shares of the underlying stock.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $19,908,743 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 305,881
	Unrealized depreciation	(352,685)
	Net unrealized depreciation	$ (46,804)

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2014

Assets:
Investments in Securities at Market Value (Identified cost $20,062,056)	$ 20,088,511
Dividend and Interest Receivable	19,713
Receivable for Fund Shares Sold	708
Deposit with broker	56,700
Receivable for Securities Sold	8,121
Total Assets	20,173,753

Liabilities:
Options Sold Short (proceeds $153,313)	226,572
Payable for Securities Purchased	595,218
Payable to Affiliates	6,842
Accrued Advisory Fees	4,398
Distribution (12b-1) Fees payable	496
Accrued Expenses and Other Liabilities	28,956
Total Liabilities	862,482

Net Assets	$ 19,311,271

Class A Shares
Net Assets (Unlimited shares of no par value beneficial interest
authorized; 237,264 shares of beneficial interest outstanding)	$ 2,570,780
Net Asset Value and Redemption Price Per Share (a)
($2,570,780/237,264 shares of beneficial interest outstanding)	$ 10.84
Offering Price Per Share
($10.84/0.9475)	$ 11.44

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized;
1,543,257 shares of beneficial interest outstanding)	$ 16,740,491
Net Asset Value, Offering and Redemption Price Per Share (a)
($16,740,491/1,543,257 shares of beneficial interest outstanding)	$ 10.85

Composition of Net Assets:
At March 31, 2014, Net Assets consisted of:
Paid-in-Capital	$ 18,735,204
Accumulated Net Investment Loss	(1,924)
Accumulated net realized gain from security transactions, and
options written	624,795
Net unrealized appreciation (depreciation) of:
Security transactions	26,455
Written Options	(73,259)
Net Assets	$ 19,311,271
____
(a) The Fund charges a fee of 1% on redemptions of shares held for less then 90 days.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Period Ended March 31, 2014 *

Investment Income:
Dividend Income	$ 138,477
Interest Income	219
Total Investment Income	138,696

Expenses:
Investment Advisory Fees	69,194
Registration & Filing Fees	24,521
Administration Fees	19,617
Transfer Agent Fees	19,078
Fund Accounting Fees	17,018
Legal Fees	8,583
Chief Compliance Officer Fees	8,338
Audit Fees	7,357
Printing Expense	6,131
Insurance Expense	4,905
Custody Fees	3,678
Trustees' Fees	3,188
Distribution (12b-1) fees - Class A	2,216
Miscellaneous Expenses	980
Total Expenses	194,804
Less: Fee Waived/Expenses Reimbursed by Adviser	(100,542)
Net Expenses	94,262
Net Investment Income	44,434

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on:
Investments	405,136
Written Options	219,659
Total net realized gain on investments	624,795

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	26,455
Written Options	(73,259)
Total net change in unrealized depreciation	(46,804)

Net Realized and Unrealized Gain on Investments	577,991

Net Increase in Net Assets Resulting From Operations	$ 622,425
____
* The Fund commenced operations October 1, 2013.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

For the Period
Ended
March 31, 2014*
Operations:
Net Investment income	$ 44,434
Net realized gain from investments and options written	624,795
Net change in unrealized depreciation of investments and options written	(46,804)
Net Increase in Net Assets Resulting From Operations	622,425

Distributions to Shareholders From:
From net investment income:
Class A ($0.02)	(4,237)
Class I ($0.03)	(42,121)
Net decrease in net assets from distributions to shareholders	(46,358)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (237,354 shares)	2,453,147
Distributions Reinvested (393 shares)	4,237
Redemption fee proceeds	8
Cost of Shares Redeemed (483 shares)	(5,143)
2,452,249
Class I
Proceeds from Shares Issued (1,543,198 shares)	16,282,146
Distributions Reinvested (2,199 shares)	23,744
Redemption fee proceeds	45
Cost of Shares Redeemed (2,140 shares)	(22,980)
Total Capital Share Transactions	16,282,955

Total Increase in Net Assets	19,311,271

Net Assets:
Beginning of Period	-
End of Period +	$ 19,311,271

+ Includes accumulated net investment loss of:	$ (1,924)
____
* The Fund commenced operations October 1, 2013.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS (Unaudited)

Per share data and ratios for a share of beneficial interest throughout the period presented.

For the
Period Ended
March 31, 2014 (1)

Net Asset Value, Beginning of Period	$ 10.00
Decrease From Operations:
Net investment income (2)	0.03
Net gain from investments (both realized and unrealized)	0.83
Total from operations	0.86

Less Distributions:
From net realized gains	(0.02)
Total Distributions	(0.02)

Paid in capital from redemption fees (6)	0.00

Net Asset Value, End of Period	$ 10.84

Total Return (3)	8.58%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 2,571

Ratio of gross expenses to average net assets (4)	3.45%
Ratio of net expenses to average net assets (4)	1.90%

Ratio of net investment income to average net assets: (4)	0.60%

Portfolio turnover rate (5)	101%
__________
(1) The Fund commenced operations October 1, 2013.
(2) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(4) Annualized for periods of less then one year.
(5) Not annualized.
(6) Amount is less than $.01 per share.

See accompanying notes to financial statements.

The Covered Bridge - Class I
FINANCIAL HIGHLIGHTS (Unaudited)

Per share data and ratios for a share of beneficial interest throughout the period presented.

For the
Period Ended
March 31, 2014 (1)

Net Asset Value, Beginning of Period	$ 10.00
Decrease From Operations:
Net investment income (2)	0.04
Net gain from investments (both realized and unrealized)	0.84
Total from operations	0.88

Less Distributions:
From net realized gains	(0.03)
Total Distributions	(0.03)

Paid in capital from redemption fees (6)	0.00

Net Asset Value, End of Period	$ 10.85

Total Return (3)	8.78%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 16,740

Ratio of gross expenses to average net assets (4)	3.20%
Ratio of net expenses to average net assets (4)	1.65%

Ratio of net investment income to average net assets: (4)	0.85%

Portfolio turnover rate (5)	101%
__________
(1) The Fund commenced operations October 1, 2013.
(2) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(4) Annualized for periods of less then one year.
(5) Not annualized.
(6) Amount is less than $.01 per share.

See accompanying notes to financial statements.

The Covered Bridge Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 (Unaudited)

1.

ORGANIZATION

The Covered Bridge Fund (the “Fund”) is a series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.  The Fund currently offers Class A and Class I shares.  Class A shares are offered at net asset value plus a maximum sales charge of 5.25%.  Class I shares are offered at net asset value. The investment objective of the Fund is total return with less volatility than the broad equity or fixed income markets. The Fund commenced operations on October 1, 2013.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation.  NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – The team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably

The Covered Bridge Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 (Unaudited) (Continued)

familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of March 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 19,080,077	$ -	$ -	$ 19,080,077
Short-Term Investments	1,008,434	-	-	1,008,434
Total	$ 20,088,511	$ -	$ -	$ 20,088,511
Liabilities
Call Options Written	$ 226,572	$ -	$ -	$ 226,572
Total	$ 226,572	$ -	$ -	$ 226,572

 The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

* Please refer to the Portfolio of Investments for Industry Classification.

The Covered Bridge Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 (Unaudited) (Continued)

Option Transactions – The Fund is subject to equity price risk and commodity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The number of option contracts written and the premiums received by the Fund during the period ended March 31, 2014, were as follows:

	Contracts	Premium
Outstanding at Beginning of Period	-	$ -
Options Written	7,574	650,083
Options Closed	(598)	(83,820)
Options Exercised	(2,822)	(236,938)
Options Expired	(2,170)	(176,012)
Outstanding at End of Period	1,984	$ 153,313

Offsetting of Financial Assets and Derivative Assets - The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2014.

Liabilities:			Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Assets
Options Written	$ 226,572	(1)	$ 226,572	(2)	$ 56,700	$ -
Total	$ 226,572		$ 226,572		$ 56,700	$ -

(1) Written options at value as presented in the Portfolio of Investments.

(2) The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

The Covered Bridge Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 (Unaudited) (Continued)

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually.  Dividends and distributions to shareholders are recorded on the ex-dividend date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Stonebridge Capital Advisors, LLC serves as the Fund’s investment Adviser (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets.  For the period ended March 31, 2014, the Adviser earned management fees of $69,194.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) at least until October 31, 2015, so that the total annual operating expenses of the Fund do not exceed 1.90% and 1.65% of the average daily net assets for its Class A and Class I shares, respectively.  Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.  As of March 31, 2014, the Adviser waived and reimbursed fees of $100,542 all of which will expire on September 30, 2017.

The Covered Bridge Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 (Unaudited) (Continued)

Pursuant to separate servicing agreements with Gemini Fund Services, LLC (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Trust has adopted, with respect to the Fund, a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares.  During the period ended March 31, 2014, pursuant to the Plan, the Fund paid $2,216. No such fees are payable with respect to Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the period ended March 31, 2014, the Distributor did not receive any fees in underwriting commissions for sales of Class A shares.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2014 amounted to $31,149,788 and $12,501,303, respectively.

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. For the period ended March 31, 2014, the Fund had $8 and $45 in redemption fees for Class A and Class I, respectively.

6.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)9 of the 1940 Act.  As of March 31, 2014, Charles Schwab & Co, Inc. and Constellation Trust, accounts holding shares for the benefit of others in nominee name, held approximately 57% and 42%, respectively of the voting securities of Class A. As of March 31, 2014, Charles Schwab & Co, Inc., in accounts holding shares for the benefit of others in nominee name, held approximately 54% of the voting securities of Class I.

7.

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

The Covered Bridge Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/13)	Ending Account Value (3/31/14)	Expenses Paid During Period (10/1/13 to 3/31/14)*
Actual
Class A	$1,000.00	$1,085.80	$9.88
Class I	$1,000.00	$1,087.80	$8.59
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.46	$9.55
Class I	$1,000.00	$1,016.70	$8.30

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.90% and 1.65% for Class A and Class I, respectively, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

Approval of Advisory Agreement – The Covered Bridge Fund

In connection with a meeting held on May 30, 2013, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Stonebridge Capital Advisors, LLC (“SCA”) and the Trust, with respect to The Covered Bridge Fund (“Covered”).

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service.  The Board noted that SCA was established in 1997 and has approximately $850 million in assets under management.  The Board noted that SCA provides personalized investment management services specializing in large capital growth equity, tax-exempt bonds, high grade taxable bonds, dividend income strategies and balanced portfolios for a client base of high net worth individuals, retirement plans, endowments, foundations and small to mid-sized institutions.  The Board noted that the investment personnel responsible for servicing Covered has 50 years combined experience in the financial industry with backgrounds and knowledge in the areas of research and analysis, product development, marketing and managing mutual fund and hedge fund portfolios, to which the Board expressed its overall satisfaction.  The Board noted that SCA will utilize a number of screens based on fundamental data and ratio analysis as well as qualitative factors to select and purchase high quality large capitalized equity securities with above average dividends, then enhance the portfolio’s income with a disciplined covered call option writing overlay strategy with the goal of producing income and capital appreciation.  The Board recognized that there are risks associated with all strategies and understand that while the covered call overlay will cushion the portfolio in a sharply declining market it is not a total hedge.  The Board concluded that SCA has a fairly robust infrastructure, adequate resources and veteran portfolio managers who have years of experience through many economic cycles and are satisfied that SCA has the ability and potential to provide a level of quality service consistent with the Boards expectations.

Performance.  The Board noted that Covered has not commenced operations; however, the Board considered the performance of two composites of advisory accounts managed by SCA noting the Large Cap Growth Composite (“Large Cap”) returned 7.22% and the Dividend Income Composite (“Dividend Income”) returned 11.52% for one year, but underperformed the S&P 500 Index (13.95%) benchmark during the same period.  The Board noted that Large Cap returned 4.38% over 5 years underperforming the S&P 500 Index which returned 5.81%; however, since inception, June 30, 2003, Large Cap retuned 6.65% outperforming the S&P 500 Index which returned 4.89% over the same period.  The Board noted that since inception, March 31, 2011, Dividend Income returned 10.98%, slightly underperforming the S&P 500 Index which returned 11.21%.  The Board noted that the covered call option writing overlay strategy will reduce but not eliminate risk and in a bull market the strategy will give up some upside potential.  The Board concluded that the experience of SCA combined with a strategy that may produce an enhanced income opportunity will potentially benefit Covered and its future shareholders.

Fees & Expenses.  The Board noted SCA proposed a management fee of 1.25%, which is slightly higher than the average of its primary peer group, but well within the range of fees charged by the those funds (1.00% – 1.50%).  The Board further noted that the advisory fee is higher than the Morningstar category average and higher than the Morningstar’s range of fees (0.06% – 1.10%).  The Board noted that SCA has agreed to a fee waiver which is estimated to reduce the actual fee to 0.88%, thereby making it a more competitive.  The Board reviewed Covered’s estimated expense ratio and noted that before the expense cap the ratio is higher than its primary and secondary peer group’s averages and high/low ranges.  The Board further noted that the estimated expense ratio was higher than the Morningstar category averages but within the Morningstar range of fees (0.04% – 3.05%). The Board noted that Covered does not compare well with the expected Morningstar category due to the covered call writing overlay strategy Covered will employ which is more complex and more time intensive to manage.  The Board concluded that given the additional complexity of managing a strategy of this type, the Board is satisfied that the fees to be charged are reasonable.

Economies of Scale.  The Board discussed the anticipated size of Covered, and its prospects for growth.  The Trustees concluded that based on the anticipated size of Covered, meaningful economies justifying breakpoints will not likely be realized during the initial term of the Advisory Agreement.  However, a representative of SCA agreed with the Board that as Covered grows and SCA achieves economies of scale, it would be willing to evaluate the implementation of breakpoints.  The Board agreed to monitor and address the issue at the appropriate time and would expect SCA to work with the Board.

Profitability.  The Board considered the anticipated profits to be realized by SCA in connection with the operation of Covered and whether the amount of profit is a fair entrepreneurial profit for the management of Covered.  The Trustees noted that SCA anticipates earning a modest profit in connection with its relationship with Covered, because of the anticipated asset levels during the initial term of the Advisory Agreement, and the Board was satisfied that SCA’s anticipated level of profitability from its relationship with Covered is reasonable.

Conclusion.  Having requested and received such information from SCA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable and that approval of the Advisory Agreement was in the best interests of the Trust and the future shareholders of The Covered Bridge Fund.

PRIVACY NOTICE Rev. February 2014

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■

Social Security number and income

■

assets, account transfers and transaction history

■

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

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open an account or give us contact information

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provide account information or give us your income information

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make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates’ everyday business purposes—information about your creditworthiness

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affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-525-2151.

INVESTMENT ADVISER

Stonebridge Capital Advisors, LLC

2550 University Avenue West, Suite 180 South

Saint Paul, Minnesota 55114

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

5/27/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

5/27/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

5/27/14